Exhibit 15

HESS MIDSTREAM LP

10,000,000 Class A Shares Representing Limited Partner Interests

Underwriting Agreement

February 5, 2024

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

As representative of the several Underwriters

named in Schedule I hereto,

Ladies and Gentlemen:

The shareholders of Hess Midstream LP, a Delaware limited partnership (the “Company”), named in Schedule II hereto (the “Selling Shareholders” and to the extent there is only a single selling shareholder, the term “Selling Shareholders” shall be deemed to refer to the single Selling Shareholder, mutatis mutandis), propose, subject to the terms and conditions stated in this agreement (this “Agreement”), to sell to the Underwriters named in Schedule I hereto (the “Underwriters” and to the extent there is only a single underwriter, the term “Underwriters” shall be deemed to refer to the single Underwriter, mutatis mutandis), for whom Citigroup Global Markets Inc. is acting as representative (the “Representative”), an aggregate of 10,000,000 Class A shares (“Class A Shares”) representing limited partner interests in the Company (the “Firm Shares”) and, at the election of the Underwriters, up to 1,500,000 additional Class A Shares (the “Optional Shares”) (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 3 hereof being collectively called the “Shares”).

Hess Midstream GP LP, a Delaware limited partnership and the general partner of the Company (“GP LP”), and Hess Midstream GP LLC, a Delaware limited liability company and the general partner of GP LP (“GP LLC”), are hereinafter collectively referred to as the “GP Entities”.

The Shares to be sold by the Selling Shareholders consist of Class A Shares that are issuable upon redemption or exchange of Class B units (“Class B Units”) representing limited partner interests in Hess Midstream Operations LP, a Delaware limited partnership (the “Partnership”), and an equal number of Class B shares representing limited partner interests in the Company (“Class B Shares”) pursuant to the Third Amended and Restated Agreement of Limited Partnership of the Partnership, dated December 16,

2019 (the “Partnership Agreement”). Pursuant to the Partnership Agreement, in connection with and prior to the sale of applicable Shares at each Time of Delivery (as defined below), each Selling Shareholder will have a number of Class B Units (and GP LP will have a number of Class B Shares) at least equal to the number of Shares being sold at such Time of Delivery redeemed or exchanged, as applicable, for an equal number of Class A Shares (such redemption(s) or exchange(s) being referred to as the “Selling Shareholder Exchange”).

1. The Company and the GP Entities, severally and jointly, represent and warrant to, and agree with, each of the Underwriters that:

(a) An “automatic shelf registration statement” as defined under Rule 405 under the Securities Act of 1933, as amended (the “Act”) on Form S-3 (File No. 333-270028) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”) not earlier than three years prior to the date hereof; such registration statement and any post-effective amendment thereto, became effective upon filing; and no stop order suspending the effectiveness of such registration statement or any part thereof, has been issued and no proceeding for that purpose or pursuant to Section 8A of the Act has been initiated or, to the Company’s knowledge, threatened by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company (the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement relating to the Shares, is hereinafter called the “Basic Prospectus”; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement, including all exhibits thereto and including any prospectus supplement relating to the Shares that is filed with the Commission and deemed by virtue of Rule 430B under the Act to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”; the Basic Prospectus, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 1(c) hereof), is hereinafter called the “Pricing Prospectus”; the form of the final prospectus (including any final prospectus supplement) relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) hereof is hereinafter called the “Prospectus”; any reference herein to the Basic Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3, as of the date of such prospectus; any reference to any amendment or supplement to the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein, in each case after the date of the Basic Prospectus, such Preliminary Prospectus, the Pricing Prospectus or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; any oral or written communication with potential investors undertaken in reliance on Rule 163B under the Act is hereinafter called a “Testing-the-Waters Communication”; and any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act is hereinafter called a “Written Testing-the-Waters Communication”; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”);

(b) (A) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and (B) each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information or Shareholder Information (each, as defined herein);

(c) For the purposes of this Agreement, the “Applicable Time” is 6:42 p.m., New York City time, on the date of this Agreement. The Pricing Prospectus, as supplemented by the information listed on Schedule III(c) hereto, taken together (collectively, the “Pricing Disclosure Package”), as of the Applicable Time, did not, and as of each Time of Delivery (as defined in Section 5(a) of this Agreement) will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus and each Written Testing-the-Waters Communication does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus, and each Issuer Free Writing Prospectus and each Written Testing-the-Waters Communication, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not, and as of each Time of Delivery will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in reliance upon and in conformity with the Underwriter Information or the Shareholder Information;

(d) The documents incorporated by reference in the Pricing Prospectus and Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Pricing Prospectus and the

Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule III(b) hereto;

(e) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement, as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, and as of each Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information or Shareholder Information;

(f) Except in each case as otherwise disclosed in each of the Pricing Disclosure Package and the Prospectus, since the date of the most recent financial statements of the Company included or incorporated by reference in each of the Pricing Disclosure Package and the Prospectus, (i) none of the Company or any of its subsidiaries has incurred any material liability or obligation, direct or contingent, or entered into any material transaction, and there has not been any change in the capital interests, short term debt, or long term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of equity securities or its other ownership interests, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, condition (financial or otherwise), earnings, business, properties or operations of the Company and its subsidiaries, taken as a whole and (ii) none of the Company or any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority;

(g) The Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real property (save and except for “rights-of-way” (as defined below)) and good and marketable title to all items of personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all Liens, except those that (i) are described in the Pricing Disclosure Package and the Prospectus, (ii) do not, individually or in the aggregate, materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries,

(iii) do not, individually or in the aggregate, materially affect the value of such property, or (iv) would not, individually or in the aggregate, have a Material Adverse Effect (as defined below);

(h) The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified, in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position or results of operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”), or have a material adverse effect on the performance by the Company of its obligations under this Agreement;

(i) At the First Time of Delivery (as defined in Section 5 hereof), after giving effect to the sale of the Firm Shares by the Selling Shareholders and the applicable Selling Shareholder Exchange, the issued and outstanding limited partner interests of the Company will consist of 78,367,647 Class A Shares and 147,941,441 Class B Shares, and such Class A Shares will conform to the description of the Class A Shares contained in the Pricing Disclosure Package and the Prospectus, and at each Time of Delivery, the applicable Shares to be sold by the Selling Shareholders to the Underwriters hereunder have been duly and validly authorized and issued and, when delivered against payment therefor as provided herein and the organizational documents of the Company and the Partnership, will be fully paid and non-assessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (“Delaware LP Act”)) and will conform to the description of the Class A Shares contained in the Pricing Disclosure Package and the Prospectus;

(j) All of the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act or Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act) and are owned (except as otherwise described in each of the Pricing Disclosure Package and the Prospectus) directly or indirectly by the Company free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party (collectively, “Liens”), except for (i) any Liens pursuant to the amended and restated credit agreement dated as of July 14, 2022 among the Company, the Partnership, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Credit Agreement”), (ii) any restrictions on transferability as described in the Pricing Disclosure Package and the Prospectus and (iii) any Liens created or arising under the Delaware LP Act;

(k) The execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Shares and the compliance by the Company with the terms of this Agreement and the consummation of the transactions contemplated by this Agreement and the Pricing Prospectus will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of the Company or any of its subsidiaries pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property, right or asset of the Company or any of its subsidiaries is, or will be, at the applicable Time of Delivery, subject (other than any such conflict, breach, violation, lien or encumbrance created or imposed pursuant to the collateral documents relating to the Credit Agreement that has not been waived or released, as applicable, provided that the issuance and sale of the Shares will not result in a breach or violation of or constitute a default under either of the foregoing), (B) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or (C) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (A) and (C) above, for any such conflict, breach, violation default, lien, charge or encumbrance that would not, individually or in the aggregate, have a Material Adverse Effect or have a material adverse effect on the performance by the Company of its obligations under this Agreement;

(l) Except as described in each of the Pricing Disclosure Package and the Prospectus, there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which the Company or any of its subsidiaries is or may be a party to or to which any property of the Company or any of its subsidiaries is or may be subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect, or have a material adverse effect on the performance by the Company of its obligations under this Agreement; and no such Actions are, to the knowledge of the Company, threatened or contemplated by any governmental or regulatory authority;

(m) Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property or asset of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, if continued, individually or in the aggregate, have a Material Adverse Effect or have a material adverse effect on the performance by the Company of its obligations under this Agreement;

(n) The statements set forth in the Pricing Prospectus and the Prospectus under the headings “Material U.S. Federal Income Tax Consequences to Non-U.S. Holders” and “Investment in Hess Midstream LP By Employee Benefit Plans” accurately summarize in all material respects the matters therein described; the statements under the heading, “Description of Our Class A Shares and Class B Shares”, insofar as such statements purport to summarize the provisions of law, rules, regulations, agreements, documents or legal, regulatory or governmental proceedings referred to therein, provide accurate summaries thereof in all material respects;

(o) The Company is not and, after giving effect to the offering and sale of the Shares by the Selling Shareholders as described in the Pricing Disclosure Package and Prospectus, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder;

(p) (A) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto, if any, for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Shares in reliance on the exemption of Rule 163 under the Act, the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Act; and (B) at the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Shares, and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Act;

(q) Ernst & Young LLP, who have audited certain financial statements of the Company and its subsidiaries, and have audited the Company’s internal control over financial reporting, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

(r) The Company maintains systems of internal controls sufficient to provide reasonable assurance regarding the reliability of financial information and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States (“GAAP”), including, but not limited to, internal controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (C) access to assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in each of the Pricing Disclosure Package and the Prospectus, there are no material weaknesses or significant deficiencies in the Company’s internal controls;

(s) The Company maintains effective “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the management of the Company as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act;

(t) None of the Company, any of its subsidiaries, or any director or officer thereof or, to the knowledge of the Company, any employee, agent, or representative acting on behalf of the Company or of any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office, in order to influence official action, or to any person in violation of any applicable anti-corruption laws; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offense under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful payment or benefit. The Company and its subsidiaries have conducted, and will continue to conduct, their businesses in compliance with anti-corruption laws and have instituted, maintained and enforced, and will continue to institute, maintain and enforce, policies and procedures designed to promote compliance with all applicable anti-bribery and anti-corruption laws;

(u) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended (including, without limitation, by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act)), the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(v) None of the Company, any of its subsidiaries, or any director or officer thereof or, to the knowledge of the Company, any employee, agent, or representative acting on behalf of the Company or any of its subsidiaries is an individual or an entity, or is 50-percent or more owned or controlled by one or more individuals or entities that are, currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, His Majesty’s Treasury or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of comprehensive Sanctions as of the date of this Agreement, including, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the non-Ukrainian government controlled areas of the Zaporizhzhia and Kherson regions of Ukraine, or any other Covered Region of Ukraine identified pursuant to Executive Order 14065, the Crimea region of Ukraine, Cuba, Iran, North Korea or Syria (each, a “Sanctioned Country”). For the past three years, the Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in, any dealings or transactions with any Sanctioned Country or with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions;

(w) This Agreement has been duly authorized, executed and delivered by the Company and the GP Entities;

(x) The financial statements of the Company and its consolidated subsidiaries and the related notes thereto included or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries, as applicable, as of the dates indicated and the results of their respective operations, partners’ capital and the changes in their respective cash flows for the periods specified; such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods covered thereby, except to the extent disclosed therein;

(y) The Company and the GP Entities have all requisite right, power and authority to execute and deliver this Agreement and to perform their respective obligations hereunder, as applicable, and all action required to be taken for the due and proper authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated thereby has been duly and validly taken;

(z) No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for (A) the execution, delivery and performance by the Company of this Agreement, (B) the sale of the Shares by the Selling Shareholders or (C) compliance by the Company with the terms of this Agreement, except in each case for such consents, approvals, authorizations, orders and registrations or qualifications (i) as may be required under applicable state securities laws or the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”) and applicable regulations under such laws in connection with the resale of the Shares by the Underwriters, (ii) that have been, or on or prior to the applicable Time of Delivery will be, obtained or made or (iii) such consents, approvals, authorizations, orders and registrations or qualifications, that, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect or have a material adverse effect on the performance by the Company of its obligations under this Agreement;

(aa) None of the Company or the GP Entities have taken, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares;

(bb) The Company and its subsidiaries own or possess, have the right to use, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the businesses now operated by them, except to the extent that the failure to own or possess such rights would not, individually or in the aggregate, have a Material Adverse Effect, and none of the Company and its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect;

(cc) The Company and each of its subsidiaries have such consents, easements, right-of-way or licenses from any person (“rights-of-way”) as are necessary to conduct their respective business in the manner described in the Pricing Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Pricing Disclosure Package and the Prospectus, except for such rights-of-way that, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect; the Company and each of its subsidiaries have fulfilled and performed all their respective material obligations with respect to such rights-of-way and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, subject in each case to such qualification as may be set forth in the Pricing Disclosure Package and the Prospectus, except for such revocation or termination that would not, individually or in the aggregate, have a Material Adverse Effect;

(dd) No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, limited partners, equity-holders, customers, suppliers or other affiliates of the Company or any of its subsidiaries, on the other hand, that is required by the Act or the Exchange Act to be described in each of the Registration Statement and the Prospectus and that is not so described in such documents;

(ee) Except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect: (i) the Company and its subsidiaries have filed all tax returns required to be filed through the date hereof or has requested extensions thereof; (ii) the Company and its subsidiaries have paid all federal, state, local and foreign taxes required to be paid through the date hereof, except as currently being contested in good faith and for which reserves required by GAAP have been created in the financial statements of the Company and its subsidiaries; and (iii) except as otherwise disclosed in each of the Pricing Disclosure Package and the Prospectus, there is no tax deficiency that has been, or would reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets;

(ff) The Company and its subsidiaries possess all permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (each, a “permit” and collectively, “permits”) that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in each of the Pricing Disclosure Package and the Prospectus, except where the failure to possess or acquire the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in each of the Pricing Disclosure Package and the Prospectus, none of the Company or any of its subsidiaries has received notice of any revocation or modification of any such permit or has any reason to believe any such permit will not be renewed in the ordinary course, except for such permits that, if revoked or terminated, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(gg) No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists, except as described in the Pricing Disclosure Package and the Prospectus, or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, any of the employees of the Company or its subsidiaries, or any of the Company’s or its subsidiaries’ principal suppliers, contractors or customers, except as would not have a Material Adverse Effect. None of the Company or any of its subsidiaries has received any notice of cancellation or termination with respect to any collective bargaining agreement to which it is a party;

(hh) Except as described in each of the Pricing Disclosure Package and the Prospectus, (A) The Company and its subsidiaries (x) are in compliance with all applicable federal, state, local and foreign laws (including common law), rules, regulations, requirements, decisions, judgments, decrees, orders and other legally enforceable requirements or agreements with any governmental or regulatory authority relating to pollution, the protection of human health or safety (to the extent related to exposure to hazardous or toxic substances or wastes, pollutants or contaminants), the environment or natural resources, and hazardous or toxic substances or wastes, pollutants or contaminants, including crude oil, natural gas, petroleum and any respective derivatives or byproducts (collectively, “Environmental Laws”); (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under any Environmental Laws to conduct their respective businesses as presently conducted; and (z) have not received notice of any actual or potential liability or obligation under or relating to, or any actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and the Company has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (B) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (A) and (B) above, for any such matter as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (C) (x) there is no proceeding that is pending, or that is known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than any such proceeding with respect to which it is reasonably believed that monetary sanctions of $300,000 or more will not be imposed; (y) the Company is not aware of any facts or issues regarding compliance with Environmental Laws, liabilities or other obligations under Environmental Laws or otherwise concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and its subsidiaries; and (z) none of the Company or any of its subsidiaries anticipates material capital expenditures relating to any Environmental Laws;

(ii) None of the Company or any member of its “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001(a)(14) of Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or any entity that would be regarded as a single employer with the Company under Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended) has any liability under any employee benefit plan, within the meaning of Section 3(3) of ERISA;

(jj) The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are prudent and customary in the business in which the Company and its subsidiaries are engaged; and none of the Company or any of its subsidiaries has (i) been refused any insurance coverage sought or applied for or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business;

(kk) Except (A) as set forth in the organizational documents of the Company’s subsidiaries, (B) such approval or other consent from governmental entities relating to the restrictions on the transfer, pledge or other encumbrance of ownership interests or assets arising under federal, state or local laws applicable to storage, gathering and transportation assets, (C) as disclosed in each of the Pricing Disclosure Package and the Prospectus, including restrictions pursuant to the Credit Agreement and restrictions pursuant to the terms of the outstanding series of senior notes of the Company’s applicable subsidiaries and (D) where such prohibition would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any distributions to the Company, from making any other distribution on such subsidiary’s capital stock or similar ownership interest, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company;

(ll) None of the Company or any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares;

(mm) The Company’s and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform as necessary for the operation of the business of the Company and its subsidiaries as currently conducted, except as would not, individually or in the aggregate, have a Material Adverse Effect. The Company and its subsidiaries conduct industry-standard scans of its IT Systems to detect and address material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity and security of all IT Systems and sensitive data (including all personal, personally identifiable, confidential or regulated data (“Sensitive Data”)) used in connection with their businesses, and there have been no known breaches, violations, outages or unauthorized uses of or accesses to same, except as would not, individually or in the aggregate, have a Material Adverse Effect, and, other than as would not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries have not had a duty to notify any other person, nor had any incidents under internal review or investigations relating to the same. The Company and its subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations applicable to the privacy and security of its IT Systems and Sensitive Data and to the protection of such IT Systems and Sensitive Data from unauthorized use, access, misappropriation or modification;

(nn) No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) included or incorporated by reference in any of the Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith;

(oo) The interactive data in the eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto; and

(pp) Nothing has come to the attention of the Company or any of its subsidiaries that has caused the Company or such subsidiary to believe that the statistical and market-related data included or incorporated by reference in each of the Pricing Disclosure Package and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

2. Each of the Selling Shareholders, severally and not jointly and with respect to itself only, represents and warrants to, and agrees with, each of the Underwriters, the GP Entities and the Company that:

(a) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Shareholder of this Agreement and for the sale and delivery of the Shares to be sold by such Selling Shareholder hereunder, have been obtained; and such Selling Shareholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder;

(b) The execution, delivery and performance by such Selling Shareholder of this Agreement, the sale of the Shares to be sold by such Selling Shareholder hereunder and the compliance by such Selling Shareholder with the terms of this Agreement and the consummation of the transactions contemplated by this Agreement and the Pricing Prospectus will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, (B) result in any violation of the provisions of the limited liability company agreement or partnership agreement, as applicable, of such Selling Shareholder (or similar applicable organizational document), (C) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Shareholder or any property or assets of such Selling Shareholder, and (D) no consent, approval, authorization, order, registration or qualification of or with any such court or arbitrator or governmental or regulatory authority, except, in the case of clauses (A), (C) and (D) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, have a Material Adverse Effect or have a material adverse effect on the performance by such Selling Shareholder of its obligations under this Agreement;

(c) As of immediately prior to each Time of Delivery (as defined in Section 5 hereof), such Selling Shareholder will have good and valid title to the Shares to be sold by such Selling Shareholder hereunder at such Time of Delivery, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

(d) On or prior to the date of the Pricing Prospectus, such Selling Shareholder has executed and delivered to the Underwriters a lock-up agreement substantially in the form of Annex I hereto (the “Lock-Up Agreement”);

(e) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action that is designed to or that has constituted or might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(f) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder pursuant to Item 7 of Form S–3 expressly for use therein, such Registration Statement and Preliminary Prospectus did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(g) Such Selling Shareholder will deliver to you prior to or at the First Time of Delivery a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

(h) No such Selling Shareholder, any of its subsidiaries, or any director or officer thereof or, to the knowledge of such Selling Shareholder, any employee, agent or representative acting on behalf of such Selling Shareholder or any of its subsidiaries is, or is 50-percent or more owned or controlled by one or more individual or entity that is, the subject or the target of any Sanctions, nor is such Selling Shareholder or any of its subsidiaries located, organized or resident in any Sanctioned Country. Such Selling Shareholder will not directly or knowingly indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, (i) to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject or the target of Sanctions, or in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions, or (ii) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any Anti-Money Laundering Laws or any applicable anti-bribery or anti-corruption laws; and

(i) Such Selling Shareholder is not prompted by any material information concerning the Company or any of its subsidiaries that is not disclosed in the Pricing Prospectus to sell its Shares pursuant to this Agreement.

3.

(a) Subject to the terms and conditions herein set forth, (i) each of the Selling Shareholders agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Selling Shareholders, at a purchase price per Class A Share of $32.83, the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by each of the Selling Shareholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from all of the Selling Shareholders hereunder and (ii) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, each of the Selling Shareholders agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Selling Shareholders, at the purchase price per Class A Share set forth in clause (i) of this Section 3(a) (provided that the purchase price per Optional Share shall be reduced by an amount per Class A Share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares), that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

(b) The Selling Shareholders, as and to the extent indicated in Schedule II hereto, hereby grant, severally and not jointly, to the Underwriters the right to purchase, in whole, or from time to time in part, at their election up to 1,500,000 Optional Shares, at the purchase price per Class A Share set forth in the paragraph above (provided that the purchase price per Optional Share shall be reduced by an amount per Class A Share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares), for the sole purpose of covering sales of shares in excess of the number of Firm Shares. Any such election to purchase Optional Shares shall be made in proportion to the number of Optional Shares to be sold by each Selling Shareholder. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company and the Selling Shareholders, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 5 hereof) or, unless you and the Company and the Selling Shareholders otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

4. Upon the authorization by you of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions set forth in the Pricing Prospectus and the Prospectus.

5.

(a) The Shares to be purchased by each Underwriter hereunder, in definitive or book-entry form, and in such authorized denominations and registered in such names as the Representative may request upon at least forty-eight hours’ prior notice to the Company and the Selling Shareholders shall be delivered by or on behalf of the Selling Shareholders to the Representative, through the facilities of the Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the accounts specified by the Selling Shareholders to the Representative at least forty-eight hours in advance. The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on February 8, 2024 or such other time and date as the Representative, the Company and the Selling Shareholders may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by the Representative in the written notice given by the Representative of the Underwriters’ election to purchase such Optional Shares, or such other time and date as the Representative, the Company and the Selling Shareholders may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the “First Time of Delivery”, each such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called an “Applicable Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery”.

(b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 9 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 9(l) hereof, will be delivered at the office of Cravath, Swaine & Moore LLP, Worldwide Plaza, 825 Eighth Avenue, New York, NY 10019, and the Shares will be delivered through the facilities of the DTC, all at such Time of Delivery. For the purposes of this Section 5, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

6. The Company and the GP Entities agree with each of the Underwriters:

(a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the date of this Agreement; to make no further amendment or any supplement to the Registration Statement, the Basic Prospectus or the Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the Shares; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares, of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose or pursuant to Section 8A of the Act, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order; and in the event of any such issuance of a notice of objection, to promptly take such steps including, without limitation, amending the Registration Statement or filing a new registration statement, at the Company’s own expense, as may be necessary to permit offers and sales of the Shares by the Underwriters (references herein to the Registration Statement shall include any such amendment or new registration statement);

(b) If required by Rule 430B(h) under the Act, to prepare a form of prospectus in a form approved by you and to file such form of prospectus pursuant to Rule 424(b) under the Act not later than may be required by Rule 424(b) under the Act; and to make no further amendment or supplement to such form of prospectus which shall be disapproved by you promptly after reasonable notice thereof;

(c) If by the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Shares remain unsold by the Underwriters, the Company will file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Shares, in a form satisfactory to you. If at the Renewal Deadline the Company is no longer eligible to file an automatic shelf registration statement, the Company will, if it has not already done so, file a new shelf registration statement relating to the Shares, in a form satisfactory to you and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the expired registration statement relating to the Shares. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be;

(d) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation (where not otherwise required) or to file a general consent to service of process in any jurisdiction (where not otherwise required);

(e) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus (or the Pricing Disclosure Package prior to the time of issue of the Prospectus) in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(f) To make generally available to the Underwriters and to its security holders as soon as practicable (which may be satisfied by filing with the Commission’s Electronic Data Gathering Analysis and Retrieval System), but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(g) During the period beginning from the date hereof and continuing to and including the date 60 days after the date of the Prospectus (the “Lock-Up Period”), not to (i) offer, sell, contract to sell, pledge, grant any option to purchase, lend or otherwise dispose of any Class A Shares, or any options or warrants to purchase Class A Shares, or any securities that are convertible into or exchangeable for, or that represent the right to receive, Class A Shares, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing with respect to Class A Shares, (ii) enter into any transaction or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Class A Shares or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Class A Shares or such other securities, in cash or otherwise (other than the Shares to be sold hereunder), or (iii) otherwise publicly announce any intention to engage in or cause any action or activity described in clause (i) above or transaction or arrangement described in clause (ii) above, in each case without the prior written consent of the Representative, except: (A) to issue Class A Shares (which, for the avoidance of doubt, shall be subject to the restrictions described in this paragraph (f)) upon the exchange or redemption of Class B Units and Class B Shares, (B) to issue equity-based awards under the Company’s equity incentive plan or any other plan or agreement described in the Pricing Disclosure Package and Prospectus or included or incorporated by reference in the Registration Statement, provided that any such Class A Shares issued in connection with this clause (B) shall be subject to the restrictions described in this paragraph (f), (C) to issue and sell Class A Shares or securities convertible into or exchangeable or redeemable for Class A Shares as payment for any part of the purchase price for businesses that are acquired by the Company and its affiliates or any third parties in one transaction or a series of related transactions or the filing or confidential submission of a registration statement relating to such securities, provided that (x) no greater than 5 percent of the outstanding number of Class A Shares (or securities convertible into or exchangeable or redeemable for the same) are issued and sold in accordance with this clause (C), (y) such 5 percent limit shall not apply to issuances and sales of Class B Units and Class B Shares to Hess Corporation or its affiliates (as defined in Rule 405 under the Act), and (z) any recipient of such Class A Shares or securities convertible into or exchangeable or redeemable for Class A Shares, including Class B Units and Class B Shares, must agree in writing to be bound by the terms of this paragraph (f) for the remaining term of the Lock-Up Period, and (D) to publicly disclose any transaction that involves any of the actions permitted by the foregoing clauses (A) through (C);

(h) To pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act; and

(i) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

7.

(a) The Company and the GP Entities represent and agree that, without the prior consent of the Representative, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Selling Shareholder represents, severally and not jointly, and agrees that, without the prior consent of the Company and the Representative, it has not made and will not make an offer relating to the Shares that would constitute a free writing prospectus; and each Underwriter represents and agrees that, without the prior consent of the Company and the Representative, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus required to be filed with the Commission; any such free writing prospectus the use of which has been consented to by the Company and the Representative is listed on Schedule III hereto;

(b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending;

(c) The Company and the GP Entities agree that if at any time following issuance of an Issuer Free Writing Prospectus or Written Testing-the-Waters Communication any event occurred or occurs as a result of which such Issuer Free Writing Prospectus or Written Testing-the-Waters Communication would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representative and, if requested by the Representative, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus, Written Testing-the-Waters Communication or other document which will correct such conflict, statement or omission; provided, however, that this covenant shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with the Underwriter Information or Shareholder Information;

(d) The Company and the GP Entities represent and agree that (i) they have not engaged in, or authorized any other person to engage in, any Testing-the-Waters Communications, other than Testing-the-Waters Communications with the prior consent of the Representative with entities that the Company reasonably believes are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Act; and (ii) they have not distributed, or authorized any other person to distribute, any Written Testing-the-Waters Communications, other than those distributed with the prior consent of the Representative that are listed on Schedule III(d) hereto; and

(e) Each Underwriter represents and agrees that any Written Testing-the-Waters Communications undertaken by it were with entities that such Underwriter reasonably believes are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Act.

8. The Company, the GP Entities and each of the Selling Shareholders covenant and agree with one another and with the several Underwriters that:

(a) the Company will pay or cause to be paid: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, any Written Testing-the-Waters Communication, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing this Agreement, any Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 6(d) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey(s); (iv) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required reviews by FINRA of the terms of the sale of the Shares (such fees and disbursements of counsel not to exceed $20,000); and (v) their costs and expenses on any “roadshow” for ground transportation, meeting expenses (including facilities and dining), and dining not associated with investor discussions;

(b) the Company will pay or cause to be paid: (i) the cost of preparing certificates for the Shares, (ii) the cost and charges of any transfer agent or registrar or dividend disbursing agent, (iii) all fees and expenses in connection with listing the Shares on the New York Stock Exchange (“NYSE”) and (iv) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section;

(c) such Selling Shareholder will pay or cause to be paid, all costs and expenses incident to the performance of such Selling Shareholder’s obligations hereunder which are not otherwise specifically provided for in this Section, including (i) any fees and expenses of separate counsel for such Selling Shareholder and (ii) all expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Shareholder to the Underwriters hereunder. It is understood, however, that the Company shall bear, and the Selling Shareholders shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement, and that, except as provided in this Section, and Sections 10 and 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make; and

(d) in accordance with the Partnership Agreement, (i) each Selling Shareholder has transferred and surrendered, or, prior to the applicable Time of Delivery, will have transferred and surrendered, in each case free and clear of all liens and encumbrances, Class B Units to the Partnership or the Company, as applicable, in exchange for a corresponding number of Class A Shares (A) in an amount at least equivalent to the number of Firm Shares as set forth opposite such Selling Shareholder’s name in Schedule II at the First Time of Delivery and (B) in the event and to the extent that the Underwriters choose to exercise the election to purchase Optional Shares, in an amount at least equivalent to the number of Optional Shares to be sold by such Selling Shareholder at each subsequent Time of Delivery, and (ii) the Company has canceled a number of Class B Shares equal to the Class A Shares sold by such Selling Shareholder hereunder.

9. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company, the GP Entities and the Selling Shareholders herein are, at and as of the Applicable Time and such Time of Delivery, true and correct, the condition that the Company, the GP Entities and the Selling Shareholders shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose or pursuant to Section 8A of the Act shall have been initiated or threatened by the Commission and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act shall have been received; no stop order suspending or preventing the use of the Preliminary Prospectus, Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

(b) Cravath, Swaine & Moore LLP, counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, with respect to the matters as the Representative may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c) Latham & Watkins LLP, counsel for the Company, shall have furnished to you their written opinion (a form of such opinion is attached as Annex I(a) hereto), dated such Time of Delivery, in form and substance reasonably satisfactory to the Representative, and Richards, Layton & Finger, P.A., counsel for the Company, shall have furnished to you their written opinion (a form of such opinion is attached as Annex I(b) hereto), dated such Time of Delivery, in form and substance reasonably satisfactory to the Representative;

(d) The respective counsel for each of the Selling Shareholders, as indicated in Schedule II hereto, each shall have furnished to you their written opinion with respect to each of the Selling Shareholders for whom they are acting as counsel (a form of such opinion is attached as Annex I(c) hereto), dated such Time of Delivery, in form and substance satisfactory to the Representative;

(e) (i) On the date of the Prospectus at a time prior to the execution of this Agreement, (ii) on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and (iii) at each Time of Delivery, Ernst & Young LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of the Company and its subsidiaries, contained or incorporated by reference in each of the Pricing Disclosure Package and Prospectus. Each such letter shall use a “cut-off” date no more than three business days prior to the respective date of delivery;

(f) (i) Neither the Company nor any of its subsidiaries, since the date of the most recent financial statements of the Company included or incorporated by reference in the Pricing Disclosure Package and the Prospectus, shall have (A) incurred any material liability or obligation, direct or contingent, or entered into any material transaction, or (B) sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or court or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each of clause (A) or (B) as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the capital interests, short term debt, stock or long term debt of the Company or any of its subsidiaries or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock or its ownership interests, or any material adverse change or effect, or any development involving a prospective material adverse change or effect, in or affecting (x) the business, properties, general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, except as set forth or contemplated in the Pricing Prospectus and the Prospectus, or (y) the ability of the Company to perform its obligations under this Agreement, or to consummate the transactions contemplated in the Pricing Prospectus and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;

(g) On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization,” as such term is defined under Section 3(a)(62) under the Exchange Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities or preferred stock;

(h) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NYSE; (ii) a suspension or material limitation in trading in the Company’s Class A Shares on the NYSE; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;

(i) The Shares to be sold at each Time of Delivery shall have been duly listed, subject to notice of issuance, on the NYSE;

(j) The Company shall have obtained and delivered to the Representative executed copies of a Lock-Up Agreement from each shareholder of the Company listed on Schedule IV hereto, substantially to the effect set forth in Annex II hereto in form and substance satisfactory to the Representative;

(k) The Company shall have complied with the provisions of Section 6(e) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

(l) The Company, the GP Entities and the Selling Shareholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company, officers or managers of the GP Entities, as applicable, and officers or managers of the Selling Shareholders, as applicable, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company, the GP Entities and the Selling Shareholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company, the GP Entities and the Selling Shareholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in paragraphs (a) and (f) of this Section and as to such other matters as you may reasonably request; and

(m) (i) On the date of the Prospectus at a time prior to the execution of this Agreement, (ii) on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and (iii) at each Time of Delivery, Jonathan C. Stein, in his capacity as Chief Financial Officer of GP LLC, shall have furnished to you a certificate dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to the Representative.

10.

(a) The Company will indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are reasonably incurred), joint or several, that arise out of, or are based upon, (i) any omission or untrue statement or alleged omission or untrue statement of a material fact contained in the Registration Statement, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein not misleading, or (ii) any omission or untrue statement or alleged omission or untrue statement of a material fact contained in the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any “roadshow” as defined in Rule 433(h) under the Act (a “roadshow”), any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act or any Testing-the-Waters

Communication, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or any Testing-the-Waters Communication in reliance upon and in conformity with any Underwriter Information.

(b) Each Selling Shareholder, severally and not jointly, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any roadshow or any Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto or any Issuer Free Writing Prospectus, or any roadshow or any Testing-the-Waters Communication, in reliance upon and in conformity with any Shareholder Information; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Selling Shareholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus or any amendment or supplement thereto or any Issuer Free Writing Prospectus in reliance upon and in conformity with the Underwriter Information. As used in this Agreement with respect to a Selling Shareholder and an applicable document, “Shareholder Information” shall mean the written information furnished to the Company by such Selling Shareholder expressly for use therein; it being understood and agreed upon that the only such information furnished by a Selling Shareholder consists of the following information: (i) each Selling Shareholder’s name and corresponding share amounts set forth in the table (including the footnotes thereto) in the “Selling Shareholders” section appearing in the Basic Prospectus and the Prospectus and (ii) each Selling Shareholder’s address.

(c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and each Selling Shareholder, each of its directors, officers, managers and each person, if any, who controls the Company and each Selling Shareholder, respectively, within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities (including, without limitation, legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are reasonably incurred), that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any Underwriter Information. As used in this Agreement with respect to an Underwriter and an applicable document, “Underwriter Information” shall mean the written information furnished to the Company by such Underwriter through the Representative expressly for use therein; it being understood and agreed upon that the only such information furnished by an Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the information contained in the eleventh, twelfth and thirteenth paragraphs under the caption “Underwriting”.

(d) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a), (b) or (c) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a), (b) or (c) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a), (b) or (c) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 10 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to one local counsel in any relevant jurisdiction) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by the Representative, any such separate firm for a Selling Shareholder, its respective directors and officers and any control persons of such Selling Shareholder shall be designated in writing by such Selling Shareholder and any such separate firm for the Company, its respective directors and officers and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (A) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (B) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(e) If the indemnification provided for in paragraph (a), (b) or (c) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Selling Shareholders from the sale of the Shares and the total discounts received by the Underwriters in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Shares. The relative fault of the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or by the Underwriters, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this paragraph (e). The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 10, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total discounts received by such Underwriter with respect to the offering of the Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 10 are several in proportion to their respective purchase obligations hereunder and not joint.

(f) The remedies provided for in this Section 10 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

11.

(a) If any Underwriter or Underwriters shall default in its obligation to purchase the Shares which they have agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter or Underwriters you do not arrange for the purchase of such Shares, then the Company and the Selling Shareholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholders that you have so arranged for the purchase of such Shares, or the Company or a Selling Shareholder notifies you that it has so arranged for the purchase of such Shares, you or the Company or the Selling Shareholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 11 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

(b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you, the Company and the Selling Shareholders as provided in paragraph (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you, the Company and the Selling Shareholders, as provided in paragraph (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Selling Shareholders shall not exercise the right described in paragraph (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to an Applicable Time of Delivery, the obligations of the Underwriters to purchase and of the Selling Shareholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders, except for the expenses to be borne by the Company, the Selling Shareholders and the Underwriters as provided in Section 8 hereof and the indemnity and contribution agreements in Section 10 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

12. The respective indemnities, agreements, representations, warranties and other statements of the Company, the GP Entities, the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, or the Company, or any of the Selling Shareholders, or any officer, manager or director or controlling person of the Company, or any controlling person of any Selling Shareholder, and shall survive delivery of and payment for the Shares.

13. If this Agreement shall be terminated pursuant to Section 11 hereof or if the purchase of the Shares is not consummated because of any event specified in Section 9(h)(i) or 9(h)(iii), neither the Company nor the Selling Shareholders shall then be under any liability to any Underwriter except as provided in Sections 8 and 10 hereof; but, if for any other reason, (a) prior to the First Time of Delivery, any Shares are not delivered by or on behalf of the Selling Shareholders as provided herein, or the Underwriters decline to purchase the Shares for any other reason permitted under this Agreement, each of the Selling Shareholders pro rata (based on the number of Shares to be sold by such Selling Shareholder hereunder) will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Shareholders shall then be under no further liability to any Underwriter except as provided in Sections 8 and 10 hereof or (b) after the First Time of Delivery but prior to an Applicable Time of Delivery with respect to the purchase of Optional Shares, any Optional Shares not delivered by or on behalf of the Selling Shareholders as provided herein, or the Underwriters decline to purchase the Optional Shares for any other reason permitted under this Agreement, each of the Selling Shareholders pro rata (based on the number of Optional Shares to be sold by such Selling Shareholder hereunder) will reimburse the Underwriters through you for all out of pocket expenses reasonably incurred after the First Time of Delivery, including fees and disbursements of counsel, by the Underwriters in making preparations for the purchase, sale and delivery of such Optional Shares not so delivered, but the Company and the Selling Shareholders shall then be under no further liability to any Underwriter except as provided in Sections 8 and 10 hereof.

14. In all dealings hereunder, the Representative shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representative; and in all dealings with any Selling Shareholder hereunder, the Representative and Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Shareholder made or given by any such Selling Shareholder.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Representative at Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, Attention: General Counsel, Facsimile: (646) 291-1469; if to any Selling Shareholder shall be delivered or sent by mail, telex or facsimile transmission to Latham & Watkins LLP at 811 Main Street, Suite 3700, Houston, Texas, Attention: Thomas G. Brandt, and email at Thomas.Brandt@lw.com; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to Hess Midstream LP, c/o Hess Midstream GP LLC, at 1185 Avenue of the Americas, 40th Floor, New York, New York 10036, Attention: General Counsel, and email at [***]; and if to any shareholder (exclusive of the Selling Shareholders) that has delivered a Lock-Up Agreement described in Section 9(j) hereof shall be delivered or sent by mail to the Company at Hess Midstream LP, c/o Hess Midstream GP LLC, at 1185 Avenue of the Americas, 40th Floor, New York, New York 10036, Attention: General Counsel, and email at [***]; provided, however, that any notice to an Underwriter pursuant to Section 10(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such questionnaire, which address will be supplied to the Company or the Selling Shareholders by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company and the Selling Shareholders, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

15. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the GP Entities and the Selling Shareholders and, to the extent provided in Sections 10 and 12 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Shareholder or any Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

16. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

17. The Company, the GP Entities and the Selling Shareholders acknowledge and agree that (i) the Underwriters have acted at arm’s length, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, any GP Entity or any Selling Shareholder, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company, any GP Entity or any Selling Shareholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company, any GP Entity or any Selling Shareholder on other matters) or any other obligation to the Company, any GP Entity or any Selling Shareholder except the obligations expressly set forth in this Agreement and (iv) the Company, each GP Entity and each Selling Shareholder has consulted its legal and financial advisors (which does not include any of the Underwriters) to the extent it deemed appropriate. The Company, each GP Entity and each Selling Shareholder agree that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, any GP Entity or any Selling Shareholder, in connection with such transaction or the process leading thereto. Moreover, each Selling Shareholder acknowledges and agrees that, although the Representative may be required or choose to provide certain Selling Shareholders with certain Regulation Best Interest and Form CRS disclosures in connection with the offering, the Representative and the other Underwriters are not making a recommendation to any Selling Shareholder to participate in the offering, enter into the Lock-Up Agreement, or sell any Shares at the price determined in the offering, and nothing set forth in such disclosures is intended to suggest that the Representative or any Underwriter is making such a recommendation.

18. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the GP Entities, the Selling Shareholders and the Underwriters, or any of them, with respect to the subject matter hereof.

19. This Agreement and any transaction contemplated by this Agreement and any claim, controversy or dispute arising under or related thereto shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws that would results in the application of any other law than the laws of the State of New York. The Company, each GP Entity and each Selling Shareholder agree that any suit or proceeding arising in respect of this Agreement or any transaction contemplated by this Agreement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Company, each GP Entity and each Selling Shareholder agree to submit to the jurisdiction of, and to venue in, such courts.

20. The Company, each GP Entity, each Selling Shareholder and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

21. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

22. Notwithstanding anything herein to the contrary, the Company, the GP Entities and the Selling Shareholders are authorized to disclose to any persons the U.S. federal and state tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company and the Selling Shareholders relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

23. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c) As used in this section:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

1.	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

2.	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

3.	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

If the foregoing is in accordance with your understanding, please sign and return to us (one for the Company and the Representative plus one for each counsel) counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company, each of the GP Entities and each of the Selling Shareholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company, the GP Entities and the Selling Shareholders for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

Hess Midstream LP

By: Hess Midstream GP LP, its General Partner

By: Hess Midstream GP LLC, its General Partner

By:	/s/ Jonathan C. Stein
Name: Jonathan C. Stein
Title: Chief Financial Officer

Hess Midstream GP LLC

By:	/s/ Jonathan C. Stein
Name: Jonathan C. Stein
Title: Chief Financial Officer

Hess Midstream GP LP

By: Hess Midstream GP LLC, its general partner

By:	/s/ Jonathan C. Stein
Name: Jonathan C. Stein
Title: Chief Financial Officer

GIP II Blue Holding, L.P.

By: GIP Blue Holding GP, LLC, its general partner

By:	/s/ William Brilliant
Name: William Brilliant
Title: Manager

Accepted as of the date hereof:

Citigroup Global Markets Inc.

By:	/s/ Scott Wexler
Name: Scott Wexler
Title: Managing Director

SCHEDULE I

Underwriter	Total Number of Firm Shares to be Purchased	Maximum Number of Optional Shares Which May be Purchased
Citigroup Global Markets Inc.	10,000,000	1,500,000

Total	10,000,000	1,500,000

Schedule I

SCHEDULE II

	Total Number of Firm Shares to be Sold	Number of Optional Shares to be Sold if Maximum Option Exercised
The Selling Shareholder(s):
GIP II Blue Holding, L.P.(a)	10,000,000	1,500,000

Total	10,000,000	1,500,000

(a)	The Selling Shareholders are represented by Latham & Watkins LLP.

Schedule II

SCHEDULE III

(a) Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package:

None

(b) Additional Documents Incorporated by Reference:

None

(c) Information other than the Pricing Prospectus that comprise the Pricing Disclosure Package:

The number of Firm Shares purchased by the Underwriters is 10,000,000.

The number of Optional Shares to be sold if the maximum option is exercised is 1,500,000.

The First Time of Delivery is February 8, 2024.

(d) Written Testing-the-Waters Communications:

None

Schedule III

SCHEDULE IV

Name of Shareholder
GIP II Blue Holding, L.P.
Hess Investments North Dakota LLC

Schedule IV

ANNEX I(a)

FORM OF OPINION OF

COUNSEL FOR THE COMPANY (LATHAM & WATKINS LLP)

[See Attached]

[To be provided to the underwriters]

Annex I(a)-1

ANNEX I(b)

FORM OF OPINION OF

COUNSEL FOR THE COMPANY (RICHARDS, LAYTON & FINGER, P.A.)

[See Attached]

[To be provided to the underwriters]

Annex I(b)-1

ANNEX I(c)

FORM OF OPINION OF

COUNSEL FOR THE SELLING SHAREHOLDERS

[See Attached]

[To be provided to the underwriters]

Annex I(c)-1

ANNEX II

FORM OF LOCK-UP AGREEMENT

[See Attached]

Annex II-1

HESS MIDSTREAM LP

Lock-Up Agreement

February 5, 2024

Citigroup Global Markets Inc.,

388 Greenwich Street

New York, New York 10013

Re:	Hess Midstream LP—Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representative (the “Representative”), propose to enter into an underwriting agreement (the “Underwriting Agreement”) on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with Hess Midstream LP, a Delaware limited partnership (the “Company”), Hess Midstream GP LP, a Delaware limited partnership and the general partner of the Company (“HESM GP”), Hess Midstream GP LLC, a Delaware limited liability company and the general partner of HESM GP, and the Selling Shareholders named in the Underwriting Agreement, providing for a public offering (the “Offering”) of Class A shares representing limited partner interests in the Company (the “Class A Shares”) pursuant to a Registration Statement on Form S-3, filed with the Securities and Exchange Commission (the “SEC”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Underwriting Agreement.

In consideration of the agreement by the Underwriters to offer and sell the Class A Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date hereof and continuing to and including the date 60 days after the date of the final Prospectus covering the public offering of the Class A Shares (the “Lock-Up Period”), the undersigned shall not, and shall not cause or direct any of its affiliates to, (i) offer, sell, contract to sell, pledge, grant any option to purchase, lend or otherwise dispose of any Class A Shares, or any options or warrants to purchase any Class A Shares, or any securities convertible into, exchangeable for or that represent the right to receive Class A Shares (except as explicitly permitted herein) (such options, warrants or other securities, collectively, “Derivative Instruments”), including without limitation any such shares or Derivative Instruments now owned or hereafter acquired by the undersigned, (ii) engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) which is designed to or which reasonably could be expected to lead to or result in a sale, loan, pledge or other disposition (whether by the undersigned or someone other than the undersigned), or transfer of any of the economic consequences of ownership, in whole or in part, directly or indirectly, of any Class A Shares of the Company or Derivative Instruments, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Class A Shares or other securities, in cash or otherwise (any such sale, loan, pledge or other disposition, or transfer of economic consequences,

Annex I-2

a “Transfer”) or (iii) otherwise publicly announce any intention to engage in or cause any action or activity described in clause (i) above or transaction or arrangement described in clause (ii) above. The undersigned represents and warrants that the undersigned is not, and has not caused or directed any of its affiliates to be or become, currently a party to any agreement or arrangement that provides for, is designed to or which reasonably could be expected to lead to or result in any Transfer during the Lock-Up Period. For the avoidance of doubt, the undersigned agrees that the foregoing provisions (x) shall be equally applicable to any issuer-directed or other Class A Shares the undersigned may purchase in the Offering and (y) shall not apply to any Class A Shares sold in the Offering or Derivative Instruments exchangeable for Class A Shares sold in the Offering.

If the undersigned is not a natural person, the undersigned represents and warrants that no single natural person, entity or “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than a natural person, entity or “group” (as described above) that has executed a Lock-Up Agreement in substantially the same form as this Lock-Up Agreement, beneficially owns, directly or indirectly, 50% or more of the common equity interests, or 50% or more of the voting power, in the undersigned.

Notwithstanding the foregoing, the undersigned may:

(i)	transfer the undersigned’s Class A Shares as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein;

(ii)

transfer the undersigned’s Class A Shares to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value;

(iii)

transfer and surrender (A) Class B units representing limited partner interests in the Partnership to the Partnership or the Company and (B) Class B shares representing limited partner interests in the Company to the Company, in each case pursuant to the Partnership Agreement, in exchange for Class A Shares; provided, that, for the avoidance of doubt, any Class A Shares received in the transfers described in clauses (A) and (B) of this section shall be subject to all of the restrictions set forth herein;

(iv)

exercise or vest options or any other equity-based award, in each case under the Company’s equity incentive plan or any other plan or agreement described in the Prospectus or included or incorporated by reference in the Registration Statement, including any dispositions in connection with the “cashless” exercise of stock options and any open market transactions in connection with the payment of taxes due upon such exercise or vesting, provided that any such Class A Shares received upon such exercise or vesting will also be subject to restrictions set forth herein;

(v)	transfer the undersigned’s Class A Shares by testate or intestate succession, provided that the transferee agrees in writing to be bound by the restrictions set forth herein;

Annex I-3

(vi)

transfer the undersigned’s Class A Shares, Class B Units or Class B Shares as a distribution to limited partners, members, stockholders or other similar equity-holders of the undersigned, provided that (A) any such transfer shall not involve a disposition for value, (B) no filing under Section 16(a) of the Exchange Act or other public disclosure reporting a reduction in beneficial ownership of securities of the Company shall be required or shall be voluntarily made during the Lock-Up Period and (C) the transferee agrees in writing to be bound by the restrictions set forth herein;

(vii)

transfer the undersigned’s Class A Shares, Class B Units or Class B Shares to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned, provided that (A) any such transfer shall not involve a disposition for value, (B) no filing under Section 16(a) of the Exchange Act or other public disclosure reporting a reduction in beneficial ownership of securities of the Company shall be required or shall be voluntarily made during the Lock-Up Period and (C) the transferee agrees in writing to be bound by the restrictions set forth herein;

(viii)

transfer the undersigned’s Class B Units or Class B Shares to third parties, provided that (A) the transferee agrees in writing to be bound by the restrictions set forth herein and that the transferee shall not redeem or exchange such Class B Units or Class B Shares for Class A Shares during the Lock-Up Period and (B) any filing under Section 16(a) of the Exchange Act by the undersigned resulting from such transfer will note that the transferee is subject to the restrictions set forth herein;

(ix)	transfer the undersigned’s Class A Shares with the prior written consent of the Representative on behalf of the Underwriters; or

(x)

in the case that the undersigned is either GIP II Blue Holding, L.P. or Hess Investments North Dakota LLC, transfer the undersigned’s Class B Units and/or Class B Shares, as applicable, to the Company or the Partnership in a privately negotiated transaction.

For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the Class A Shares or Class B Shares of the Company to any wholly-owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such securities subject to the provisions of this Agreement and there shall be no further transfer of such securities except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated by clauses (i) through (ix) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Class A Shares held by the undersigned from time to time, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Class A Shares except in compliance with the foregoing restrictions.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Offering of the Class A Shares and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Representative may be required

Annex I-4

or choose to provide certain Regulation Best Interest and Form CRS disclosures to you in connection with the Offering, the Representative and the other Underwriters are not making a recommendation to you to participate in the Offering, enter into this Lock-Up Agreement, or sell any Class A Shares at the price determined in the Offering, and nothing set forth in such disclosures is intended to suggest that the Representative or any Underwriter is making such a recommendation.

This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York.

[Signature Page Follows]

Annex I-5

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

Very truly yours,

Exact Name of Shareholder

Authorized Signature

Title

Annex I-6